Exhibit 99.2 Ally Financial 3Q 2026 Earnings Review October 20, 2026 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “preliminary,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net- charge offs, non-interest expenses, capital, average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, new and used vehicle values and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2025, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. This document also includes forward-looking non-GAAP financial measures, such as outlooks for Net Interest Margin (ex. OID), Adjusted Other Revenue and Adjusted Noninterest Expense. We are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the inherent difficulty in forecasting and quantifying the occurrence and financial impact of various items that have not yet occurred, are out of our control or cannot be reasonably predicted. Forward- looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 2

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results GAAP and Core Results: Quarterly Quarterly Trend ($ millions; except per share data) 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 GAAP net income (loss) attributable to common shareholders (NIAC) $ 401 $ 367 $ 291 $ 300 $ 371 (1)(2) Core net income attributable to common shareholders $ 412 $ 375 $ 346 $ 3 41 $ 363 GAAP earnings per common share (EPS)(basic or diluted as applicable, NIAC) $ 1.30 $ 1.18 $ 0.93 $ 0.95 $ 1.18 (1)(2) Adjusted EPS $ 1.34 $ 1 .21 $ 1 .11 $ 1.09 $ 1.15 Return on GAAP common shareholders' equity 12.1% 11.0% 8.8% 9.2% 11.9% (1)(2) Core ROTCE 13.1% 11.8% 11.1% 11.1% 12.3% GAAP common shareholders' equity per share $ 43.24 $ 4 4.38 $ 43.22 $ 42.70 $ 4 1.56 (1)(2) Adjusted tangible book value per share (Adjusted TBVPS) $ 4 1.00 $ 42.12 $ 40.93 $ 40.38 $ 3 9.19 Efficiency ratio 53.0% 57.7% 58.8% 58.9% 57.2% (1)(2) Adjusted efficiency ratio 45.7% 48.7% 50.8% 50.8% 50.0% GAAP total net revenue $ 2 ,332 $ 2,286 $ 2,102 $ 2 ,123 $ 2,168 (1)(2) Adjusted total net revenue $ 2,346 $ 2,276 $ 2,179 $ 2,165 $ 2,157 Effective tax rate 23.6% 23.6% 20.3% 15.3% 22.4% (1) The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for credit losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Adjusted Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Notes on Non-GAAP Financial Measures, Notes on Other Financial Measures, Additional Notes, GAAP to Core Results and Non-GAAP Reconciliations later in this document. (2) Non-GAAP financial measure. See pages 19 – 21 for definitions. 3

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Quarterly Highlights Focused Strategy, Stronger Results GAAP Net (2) GAAP EPS GAAP Pre-Tax Return on Equity NIM ex. OID Revenue $1.30 $567 12.1% $2.3B 3.66% Adjusted Net (1) (1) (1) Adjusted EPS Core Pre-Tax Core ROTCE CET1 (1) Revenue $1.34 $581 13.1% $2.3B 10.2% ↑ 16% YoY↑ 16% YoY↑ 80bps YoY↑ 9% YoY↑ 10bps YoY Focused. Forward. A Brand That Matters Do it Right Focus on the core where we A differentiated approach to An authentic brand which have relevant scale and banking which defines our meaningfully connects and demonstrated differentiation philosophy to be a better bank, resonates with consumers within the marketplace not another bank (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. 4 (2) Calculated using a Non-GAAP financial measure. See pages 19 – 21 for definitions.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Market Leading Franchises Dealer Financial Services Corporate Finance Auto Finance Insurance 25+ Year History $12.9B 4.8M 7K 4.1M 8.1% 22% Consumer Consumer U.S. & Canadian Active F&I and Gross Revenue Return on (2) Originations Applications Dealer Relationships P&C Policies Yield Equity 9.44% 44% 2.3 3% 100% <1% Retail Auto Retail S-Tier U.S. F&I Products Sold YoY Avg. Dealer % of Portfolio % Loans (1) Originated Yield Originations per Dealer Inventory Growth First-Lien Non-Accrual Consumer Applications Written Premiums Held-for-Investment Balances ($ millions) (EOP) 4.8M $15.8B $388 $385 $384 4.0M $11.3B $335 3.7M $10.6B 3.6M $10.3B 3Q’23 3Q’24 3Q’25 3Q’26 3Q’23 3Q’24 3Q’25 3Q’26 3Q’23 3Q’24 3Q’25 3Q’26 Largest, all-digital, direct U.S. bank $142B 70 Quarters 92% 86% (3) Retail Deposit Balances Consecutive Customer Growth % FDIC Insured % Deposit Funded Retail Deposits $142B Retail Deposit Balances | Primary Deposit Customers 3.6M $75B 1.4M 3Q’17 3Q’18 3Q’19 3Q’20 3Q‘21 3Q‘22 3Q‘23 3Q’24 3Q’25 3Q’26 Average Customer Balance $54K $39K 5 See page 23 for footnotes.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results 3Q 2026 Financial Results Consolidated Income Statement - Quarterly Results Increase / (Decrease) vs. ($ millions; except per share data) 3Q 26 2Q 26 3Q 25 2Q 26 3Q 25 Net financing revenue $ 1 ,748 $ 1,684 $ 1,584 $ 64 $ 1 64 (1) 20 19 17 1 3 Core OID (1) 1,768 1,703 1,601 65 167 Net financing revenue (ex. Core OID) Other revenue $ 584 $ 6 02 $ 584 $ (18) $ - (2) - - - - - Repositioning items (2) (5) (29) (27) 24 22 Change in fair value of equity securities (1) Adjusted other revenue 579 573 557 6 22 Provision for credit losses $ 529 $ 4 30 $ 415 $ 99 $ 114 Memo: Net charge-offs 423 394 395 29 28 Memo: Provision build / (release) 106 36 20 70 86 (2) - - - - - Repositioning items (1) 529 430 4 15 99 114 Adjusted provision for credit losses Noninterest expense $ 1,236 $ 1,319 $ 1,240 $ (83) $ (4) (2) - - - - - Repositioning items (1) 1 ,236 1,319 1,240 (83) (4) Adjusted noninterest expense Pre-tax income (loss) $ 567 $ 537 $ 513 $ 30 $ 54 Income tax expense / (benefit) 134 127 115 7 19 Net income (loss) from discontinued operations - - - - - Net income (loss) $ 433 $ 4 10 $ 398 $ 23 $ 35 Preferred dividends 32 43 27 (11) 5 Net income (loss) attributable to common shareholders $ 401 $ 367 $ 3 71 $ 34 $ 30 GAAP EPS (basic or diluted as applicable, NIAC) $ 1.30 $ 1 .18 $ 1 .18 $ 0.12 $ 0 .12 (1) 0.05 0.05 0.04 0 .00 0 .01 Core OID, net of tax (2) (0.01) (0.07) (0.07) 0 .06 0.06 Change in fair value of equity securities, net of tax (2) - - - - - Repositioning, discontinued ops., and other, net of tax - - - - - Significant discrete tax items - 0.05 - (0.05) - Capital Actions (preferred redemption) (1) $ 1.34 $ 1.21 $ 1.15 $ 0.13 $ 0.18 Adjusted EPS (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. (2) Contains Non-GAAP financial measures and other financial measures. See page 22 for definitions. Refer to applicable SEC filings for detail on historical repositioning. 6

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Balance Sheet and Net Interest Margin Further margin expansion fueled by accretive growth and disciplined deposit pricing 3Q 2026 2Q 2026 3Q 2025 Average Average Average Yield Yield Yield Balance Balance Balance Retail Auto Loans (ex. hedge) $ 89,874 9.20% $ 87,535 9.25% $ 84,592 9.21% Memo: Impact from hedges 0.02% 0.03% 0.07% Retail Auto Loans (inc. hedge) $ 89,874 9.22% $ 87,535 9.28% $ 84,592 9.28% Auto Leases (net of depreciation) 8 ,496 5.16% 8 ,689 5.61% 8,255 6.70% Commercial Auto 25,234 5.78% 24,720 5.70% 21,119 6.19% Corporate Finance 14,786 7.30% 13,811 7.36% 1 1,085 8.59% (1) 14,870 3.12% 1 5,200 3.16% 16,458 3.14% Mortgage (2) 9,079 3.54% 8,931 3.57% 8 ,465 4.28% Cash and Cash Equivalents (3) Investment Securities & Other 2 9,394 3.46% 29,537 3.34% 2 8,756 3.47% Earning Assets $ 1 91,733 6.81% $ 188,423 6.80% $ 178,730 7.02% (3) 153,663 7.64% 150,356 7.67% 141,815 7.89% Total Loans and Leases (4) $ 154,197 3.12% $ 152,591 3.15% $ 1 47,660 3.50% Deposits Unsecured Debt 9,930 7.55% 9 ,846 7.61% 10,902 7.35% Secured Debt 3,161 4.99% 3 ,187 4.87% 1,780 5.41% (5) 10,253 4.01% 8,433 4.11% 4,590 4.26% Other Borrowings Funding Sources $ 177,541 3.45% $ 174,058 3.48% $ 164,932 3.80% NIM (as reported) 3.62% 3.59% 3.51% (6) $ 624 12.42% $ 643 11.72% $ 6 96 9.54% Core OID (6) 3.66% 3.63% 3.55% NIM (ex. Core OID) 7 See page 23 for footnotes.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Capital (1) • 3Q‘26 CET1 ratio of 10.2% and TCE / TA ratio of 6.3% Capital Ratios and Risk-Weighted Assets – Preliminary fully phased-in AOCI CET1 ratio of 8.8% under Total Capital 13.6% Revised Standardized Approach (RSA) 13.4% 13.4% 13.2% 13.2% Ratio 11.7% 11.6% 11.6% Tier 1 Ratio • $4.9B of CET1 capital above FRB requirement of 7.1% 11.4% 11.4% • Executed a $6B auto credit risk transfer transaction CET1 Ratio 10.2% 10.2% 10.1% 10.1% 10.2% generating ~25bps of capital at the time of issuance • Continued to execute on the story of “AND” not “or” – Maintained disciplined growth across core franchises, with Retail Auto and Corporate Finance loans up 12% YoY Risk- Weighted $151B $153B $155B $157B $158B Assets – Repurchased $178M of shares in 3Q 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 • 4Q’26 common dividend of $0.35 per share (1) Adjusted Tangible Book Value per Share Adjusted (1) TBV/Share $41 $40 $39 +5% $35 YoY $35 $35 $30 $29 $28 $28 $26 $24 $22 3Q 14 3Q 15 3Q 16 3Q 17 3Q 18 3Q 19 3Q 20 3Q 21 3Q 22 3Q 23 3Q 24 3Q 25 3Q 26 End of Period Shares Outstanding 480M 482M 475M 444M 417M 384M 374M 350M 300M 302M 305M 308M 301M 8 (1) Contains a Non-GAAP financial measure. See pages 19 – 21 for definitions.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Asset Quality (1) Net Charge-Offs (NCOs) Retail Auto Delinquencies (20bps) (21bps) (15bps) +1bps (36bps) YoY +6bps (18bps) (30bps) YoY YoY YoY (8bps) YoY (17bps) YoY YoY YoY YoY 2.14% Retail Auto 30+ DPD YoY 1.97% 5.25% 1.88% 1.89% NCO Rate Delinquency 1.57% 4.96% 4.90% 4.80% Rate (All-in) 4.60% Consolidated 4.24% 30+ DPD 1.34% 1.18% 1.21% 1.11% 1.17% 4.02% NCO Rate 3.93% Delinquency 3.89% (15bps) 3.69% (1) Rate +9bps (31bps) YoY (2bps) (10bps) YoY YoY YoY $452 Consolidated YoY $423 $417 NCOs ($M) $395 $394 60+ DPD Delinquency (1) Rate 1.14% 1.04% 1.10% 1.03% 0.97% 90+ DPD Delinquency 0.52% 0.50% 0.48% 0.48% 0.49% Rate 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 See page 22 for definition. (1) Includes accruing contracts only. Note: Excludes write-downs from mortgage loans transferred to HFS in 4Q 2025. Note: Days Past Due is abbreviated as (“DPD”). Consolidated Coverage Retail Auto Coverage ($ billions) ($ billions) 3.75% 3.75% 3.75% 3.75% 3.74% 2.57% 2.54% 2.53% 2.49% 2.49% $3.7 $3.6 $3.5 $3.5 $3.5 $3.4 $3.3 $3.3 $3.2 $3.2 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 9 Note: Coverage rate calculations exclude fair value adjustment for loans in hedge accounting relationships.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Auto Finance Increase / (Decrease) vs. • Auto pre-tax income of $337 million Key Financials ($ millions) 3Q 26 2Q 26 3Q 25 • Consumer originations of $12.9 billion, up $1.2 billion YoY Net financing revenue $ 1,328 $ 12 $ 15 driven by record 4.8 million applications Total other revenue 114 10 18 Total net revenue $ 1,442 $ 22 $ 33 – Originated yield of 9.44% reflecting pricing discipline amid benchmark Provision for credit losses 5 11 69 101 rate moves and a modest shift in mix (44% S-tier vs 47% in 2Q) (1) 594 26 16 Noninterest expense Pre-tax income $ 337 $ (73) $ (84) – Record passthrough volume, surpassing $1 billion of originations in 3Q U.S. Auto earning assets (EOP) $ 125,574 $ 2,177 $ 10,182 • Provision expense of $511 million, up $101 million YoY reflects Key Statistics CECL reserve build associated with strong asset growth in the quarter and stabilization in credit trends Remarketing gains (losses) ($ millions) $ (16) $ (14) $ (17) Average gain (loss) per vehicle $ (914) $ (832) $ (967) – Macroeconomic environment remains fluid, warranting continued Off-lease vehicles terminated (# units) 17,494 (2,016) (4,114) underwriting and pricing discipline Application volume (# thousands) 4,805 253 8 13 Retail Auto Yield Trend Consumer Application & Origination Trend S-Tier 47% Applications Origination 44% 42% 42% 41% 4.8M Mix +20% 4.6M 4.4M YoY 4.0M Estimated 3.8M 9.72% 9.62% 9.60% Originated 9.44% $13.3 $12.9 (2) 9.09% Yield $11.7 $11.5 Consumer 9.32% $10.8 9.30% Hedge 9.28% 9.28% 9.22% Originations Impact ($ billions) +10% Portfolio YoY Yield 9.21% 9.27% 9.27% 9.25% 9.20% ex. hedge 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 Retail Weighted Average FICO 708 706 703 713 709 10 See page 23 for footnotes.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Insurance Increase / (Decrease) vs. • Insurance pre-tax income of $80 million and core pre-tax Key Financials ($ millions) 3Q 26 2Q 26 3Q 25 (1) income of $75 million Premiums, service revenue earned and other income $ 369 $ (4) $ 5 VSC losses 28 (2) (6) – $369 million of earned premiums, up $5 million YoY Weather losses 22 (77) - All other losses 85 6 - • Insurance losses of $135 million, down $6 million YoY Losses and loss adjustment expenses 135 (73) (6) (2) Acquisition and underwriting expenses 230 4 (3) • Written premiums of $388 million, up 1% YoY Total underwriting income/(loss) 4 65 14 Investment income and other 76 (38) (13) – Increased dealer engagement and strong execution continue to Pre-tax income (loss) $ 80 $ 27 $ 1 (3) (5) 24 22 drive written premium growth Change in fair value of equity securities (1) $ 75 $ 51 $ 23 Core pre-tax income (loss) – Leveraging synergies with auto dealer network to deliver a Total assets (EOP) $ 9,925 $ (106) $ 77 complementary product suite aligned with all-in value proposition Key Statistics - Insurance Ratios 3Q 26 2Q 26 3Q 25 Loss ratio 36.6% 56.0% 38.7% (4) • Reaffirmed AM Best A rating , reflecting strong balance Underwriting expense ratio 62.1% 60.7% 63.9% sheet and confidence in financial strength Combined ratio 98.6% 116.7% 102.6% Written Premiums Insurance Losses ($ millions) ($ millions) $208 $389 $388 $385 $384 $382 $21 $21 P&C Premium $108 $111 $110 $130 $127 $141 $135 $37 $121 $111 $22 Other $29 $20 $25 GAP $25 $20 $21 $99 $43 $20 P&C non- $277 $277 F&I Premium $272 $36 $257 $259 weather $30 $32 $22 Weather $22 $16 $3 $34 VSC $32 $30 $29 $28 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 Note: F&I: Finance and insurance products and other. P&C: Property and casualty insurance products. (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. 11 See page 23 for additional footnotes.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Corporate Finance • Corporate Finance pre-tax income of $98 million – Provision expense of $20 million primarily driven by portfolio growth Increase / (Decrease) vs. Key Financials ($ millions) 3Q 26 2Q 26 3Q 25 • Business continues to deliver strong returns; 3Q ROE of 22% Net financing revenue $ 122 $ 6 $ 11 • Held-for-investment loans of $15.8 billion Other revenue 31 2 6 Total net revenue 1 53 8 17 – Well-diversified, high-quality, 100% first-lien, floating rate loans Provision for credit losses 20 32 12 (2) 35 - 2 Noninterest expense – Focus on responsible growth concentrated with existing partners; lead agent on the vast majority of new business originations in 3Q Pre-tax income $ 98 $ (24) $ 3 (3) (0) (0) (0) Change in fair value of equity securities • Disciplined credit and operational risk management (1) $ 98 $ (24) $ 3 Core pre-tax income – Defensively positioned first-out senior secured portfolio with Total assets (EOP) $ 16,143 $ 2,250 $ 4,800 significant equity capital behind our positions – Criticized assets and non-accrual loans of 8% and <1%, respectively HFI Balances by Lending Vertical $15.8B Specialty 29% $11.3B Finance $10.6B $10.3B $9.4B 26% 17% 20% 16% Private 45% Credit Finance 49% 45% 45% 50% Sponsor 26% 39% 34% Finance 29% 30% 3Q 22 3Q 23 3Q 24 3Q 25 3Q 26 (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. 12 See page 23 for additional footnotes.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results 2026 Financial Outlook Revised outlook reflects confidence in achieving or exceeding 2026 targets 2026 Guidance Net Interest Margin 3.60% - 3.65% (1) 9.30 fwd curve (ex. OID) Adjusted Other ↑ 2% - 4% (1) Revenue 1.8% – 2.0% Retail Auto NCO Tracking toward midpoint 1.2% - 1.3% Consolidated NCO Tracking toward low-end Adjusted Noninterest Flat - ↑ 1% (1) Expense Average Earning ↑ 5% - 6% Assets (2) 20% - 22% Tax Rate (1) Non-GAAP financial measures. See pages 19 – 21 for definitions. 13 (2) Assumes statutory U.S. Federal tax rate of 21%.

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Results by Segment Results by Segment and GAAP to Core Pre-tax income Walk QUARTERLY TREND Increase / (Decrease) vs. ($ millions) 3Q 26 2Q 26 3Q 25 2Q 26 3Q 25 Automotive Finance $ 337 $ 4 10 $ 4 21 $ (73) $ (84) Insurance 80 53 79 27 1 Dealer Financial Services $ 417 $ 463 $ 500 $ (46) $ (83) Corporate Finance 98 122 95 (24) 3 Corporate and Other 52 (48) (82) 1 00 134 Pre-tax income (loss) $ 567 $ 5 37 $ 513 $ 30 $ 54 (1) 20 19 17 1 3 Core OID (2) Change in fair value of equity securities (5) (29) (27) 24 22 (1) $ 581 $ 527 $ 502 $ 55 $ 79 Core Pre-tax income Insurance - GAAP to Core Walk GAAP Pre-tax income (loss) $ 80 $ 53 $ 79 $ 27 $ 1 (3) (5) (29) (27) 24 22 Core Adjustments Core Pre-tax income (loss) $ 75 $ 24 $ 52 $ 51 $ 23 Corporate Finance - GAAP to Core Walk GAAP Pre-tax income (loss) $ 98 $ 1 22 $ 95 $ (24) $ 3 (3) (0) 0 0 (0) (0) Core Adjustments Core Pre-tax income (loss) $ 98 $ 1 22 $ 95 $ (24) $ 3 Corporate & Other - GAAP to Core Walk GAAP Pre-tax income (loss) $ 52 $ (48) $ (82) $ 100 $ 1 34 (3) Core Adjustments 20 19 17 1 3 Core Pre-tax income (loss) $ 72 $ (29) $ (65) $ 1 01 $ 137 Numbers may not foot due to rounding (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. See page 24 for additional footnotes. 15

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Corporate and Other ($ millions) Increase / (Decrease) vs. • Corporate and Other includes the impacts of Ally Invest and Key Financials 3Q 26 2Q 26 3Q 25 Mortgage Net financing revenue $ 256 $ 42 $ 129 36 16 (7) Total other revenue • Pre-tax income of $52 million and Core pre-tax income of 292 58 122 Total net revenue (1) $72 million (2) (2) 1 Provision for credit losses Noninterest expense 2 42 (40) (13) – Net financing revenue of $256 million, up $129 million YoY Pre-tax income (loss) $ 52 $ 100 $ 134 (1) 20 1 3 Core OID (2) – Other revenue of $36 million, down $7 million YoY - - - Repositioning items (3) - - - Change in fair value of equity securities (1) – Noninterest expense of $242 million, down $13 million YoY $ 72 $ 101 $ 137 Core pre-tax income (loss) Cash & securities $ 29,329 $ (994) $ (3,053) • Total assets of $53.5 billion, down $3.3 billion YoY 14,868 (324) (1,602) Held-for-investment loans, net (4) (865) (51) (169) Intercompany loan – Mortgage HFI assets down $1.6 billion YoY Other 10,200 5 92 1,562 Total assets $ 53,532 $ (777) $ (3,262) Retail CD Maturity Schedule Ally Financial Ratings Details (as of 9/30/2026) LT Debt ST Debt Outlook $8B $7B $7B $7B Fitch BBB- F3 Positive $5B Moody's Baa3 P-3 Stable S&P BBB- A-3 Stable 3Q 2026 4Q 2026 1Q 2027 2Q 2027 3Q 2027 DBRS BBB R-2 (high) Stable Weighted Average Maturity Rate Note: Ratings as of 9/30/2026. Our borrowing costs & access to the capital markets could be negatively 3.8% 3.7% 3.7% 3.7% 3.8% impacted if our credit ratings are downgraded or otherwise fail to meet investor expectations or demands. (1) Non-GAAP financial measure. See pages 19 – 21 for definitions. See page 24 for additional footnotes. 16

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Funding and Liquidity Funding Composition Total Available Liquidity (End of Period) ($ billions) Secured Debt Cash and Cash Equivalents Unsecured Debt FHLB Unused Pledged Borrowing Capacity FHLB / Other Unencumbered Highly Liquid Securities Total Deposits FRB Discount Window Pledged Capacity $66.6 $66.1 $65.8 $62.8 $61.2 $9.5 $9.7 $8.9 $7.5 $7.5 $9.5 $10.3 $9.1 $7.5 $6.4 $20.6 $19.4 $20.3 $20.4 $19.9 88% 88% 87% 87% 86% $27.9 $26.9 $26.9 $27.0 $27.2 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 (1) Loan to Deposit Ratio Available Liquidity vs. Uninsured Deposits 97% 97% 97% 99% 100% 5.8x 5.6x 5.4x 5.3x 5.2x (1) Total loans and leases divided by total deposits. 17

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Interest Rate Risk (1) Net Financing Revenue Sensitivity Analysis ($ millions) 3Q 26 2Q 26 (2) (2) Gradual Instantaneous Gradual Instantaneous -100 bp $ 3 $ 72 $ 3 $ 86 +100 bp $ (6) $ (139) $ (10) $ (149) (1) Net financing revenue impacts reflect a rolling 12-month view. See page 22 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. Effective Hedge Notional (average) Fair Value Hedging on Fixed-Rate Consumer Auto Loans 3Q 26 4Q 26 1Q 27 2Q 27 3Q 27 4Q 27 1Q 28 2Q 28 3Q 28 Effective Hedge Average Notional Outstanding $8B $7B $6B $3B $1B $1B $1B $1B $1B Average Pay Fixed Rates 3.5% 3.4% 3.4% 3.3% 4.3% 4.3% 4.3% 4.3% 4.3% Fair Value Hedging on Fixed-Rate Investment Securities 3Q 26 4Q 26 1Q 27 2Q 27 3Q 27 4Q 27 1Q 28 2Q 28 3Q 28 Effective Hedge Average Notional Outstanding $12B $12B $11B $11B $10B $10B $8B $8B $8B Average Pay-Fixed Rates 3.6% 3.6% 3.6% 3.6% 3.6% 3.6% 3.6% 3.6% 3.6% Note: Pay-Fixed rates are expressed as day and balance-weighted averages. 18

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for Credit Losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Adjusted Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document. 1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax- effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See page 25 for calculation methodology and details. 3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. See page 28 for calculation details. (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. (2) In the denominator, total net revenue is adjusted for Core OID, Insurance segment revenue, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment. 4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader to better understand the business' expenses excluding nonrecurring items. See page 29 for calculation methodology and details. 5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business' ability to generate other revenue. See page 29 for calculation methodology and details. 6) Adjusted provision for credit losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader to better understand the business’ expenses excluding nonrecurring items. See page 29 for calculation methodology and details. 19

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholders' equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. See page 27 for calculation methodology and details. 8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue. See page 29 for calculation methodology and details. 9) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other one-time items, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See pages 25 – 26 for calculation methodology and details. 10) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 29 for calculation methodology and details. 11) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 29 for calculation methodology and details. 12) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 15 for calculation methodology and details. 20

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 13) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for tax- effected Core OID balance. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. See page 26 for calculation details. (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one- time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods. (2) In the denominator, GAAP shareholders’ equity is adjusted for goodwill and identifiable intangibles net of DTL, and tax-effected Core OID balance. 14) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business' ability to generate investment income. 15) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' ability to generate revenue. See page 29 for calculation methodology and details. 16) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' profitability and margins. See page 7 for calculation methodology and details. 17) Adjusted Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance. See page 26 for calculation methodology and details. 21

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Notes on Other Financial Measures 1) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 2) Estimated retail auto originated yield is a financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 3) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see our SEC filings for more details. 4) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 5) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items. 6) U.S. consumer auto originations New Retail – standard and subvented rate new vehicle loans; Lease – new vehicle lease originations; Used – used vehicle loans Nonprime – originations with a FICO® score of less than 620 22

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Additional Notes Page – 5 | Market Leading Franchises (1) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 22 for details. (2) Gross Revenue Yield expressed as gross interest income plus other revenue divided by average earning assets. (3) FDIC insured percentage excludes affiliate and intercompany deposits. Page – 7 | Balance Sheet and Net Interest Margin (1) Mortgage loans in run-off at the Corporate and Other segment. (2) Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 3.63% for 3Q’26, 3.62% for 2Q’26, and 4.28% for 3Q’25. (3) Includes Community Reinvestment Act and other held-for-sale (HFS) loans. (4) Includes retail, brokered, and other deposits (inclusive of sweep deposits, mortgage escrow, and other deposits). (5) Includes FHLB borrowings and Repurchase Agreements. (6) Calculated using a Non-GAAP financial measure. See pages 19 – 21 for definitions. Page – 10 | Auto Finance (1) Noninterest expense includes corporate allocations of $205 million in 3Q 2026, $193 million in 2Q 2026, and $197 million in 3Q 2025. (2) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 22 for details. Page – 11 | Insurance (2) Acquisition and underwriting expenses includes corporate allocations of $25 million in 3Q 2026, $24 million in 2Q 2026, and $24 million in 3Q 2025. (3) Change in fair value of equity securities impacts the Insurance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (4) AM Best (Alfred M. Best) rating is an independent evaluation of an insurance company’s financial strength and capital adequacy. Page – 12 | Corporate Finance (2) Noninterest expense includes corporate allocations of $12 million in 3Q 2026, $12 million in 2Q 2026, and $11 million in 3Q 2025. (3) Change in fair value of equity securities impacts the Corporate Finance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 23

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Additional Notes Page – 15 | Results by Segment (2) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (3) Includes adjustments for non-GAAP measures Core OID expense, change in fair value of equity securities, and repositioning. Page – 16 | Corporate and Other (2) Repositioning and other are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and significant other one-time items, as applicable for respective periods or businesses. (3) Change in fair value of equity securities impacts the Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (4) Intercompany loan related to activity between Insurance and Corporate. 24

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental GAAP to Core: Adjusted EPS Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 401 $ 367 $ 291 $ 300 $ 371 Discontinued operations, net of tax - - - - - Core OID 20 19 18 17 17 Repositioning Items - - (7) 59 - Change in fair value of equity securities (5) (29) 59 (2) (27) Tax-effected Core OID, Repo & changes in fair value of equity securities (3) 2 (15) (16) 2 (assumes 21% tax rate) Significant discrete tax items - - - (18) - Capital actions (preferred redemption) - 15 - - - Core net income attributable to common shareholders [a] $ 412 $ 375 $ 346 $ 341 $ 363 Denominator [b] Weighted-average common shares outstanding - (basic or diluted as applicable, thousands) 308,133 311,035 313,219 314,264 313,823 Metric GAAP EPS $ 1.30 $ 1.18 $ 0.93 $ 0.95 $ 1.18 Discontinued operations, net of tax - - - - - Core OID 0.06 0.06 0.06 0.06 0.05 Repositioning Items - - (0.02) 0.19 - Change in fair value of equity securities (0.02) (0.09) 0.19 (0.00) (0.09) Tax on Core OID, Repo & change in fair value of equity securities (0.01) 0.01 (0.05) (0.05) 0.01 (assumes 21% tax rate) Significant discrete tax items - - - (0.06) - Capital Actions (preferred redemption) - 0.05 - - - Adjusted EPS [a] / [b] $ 1.34 $ 1 .21 $ 1.11 $ 1.09 $ 1.15 Numbers may not foot due to rounding 25

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental GAAP to Core: Core ROTCE Core Return on Tangible Common Equity ( Core ROTCE ) QUARTERLY TREND 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 401 $ 3 67 $ 291 $ 300 $ 371 Discontinued operations, net of tax - - - - - Core OID 20 19 18 17 17 Repositioning Items - - (7) 59 - Change in fair value of equity securities (5) (29) 59 (2) (27) Tax on Core OID, Repo & change in fair value of equity securities (3) 2 (15) (16) 2 (assumes 21% tax rate) Significant discrete tax items & other - - - (18) - Capital actions (preferred redemption) - 15 - - - Core net income attributable to common shareholders [a] $ 412 $ 375 $ 346 $ 341 $ 363 Denominator (Average, $ billions) GAAP shareholders' equity $ 15.2 $ 15.6 $ 15.6 $ 15.3 $ 14.8 less: Preferred equity (2.0) (2.2) (2.3) (2.3) (2.3) GAAP common shareholders' equity $ 13.3 $ 13.4 $ 13.2 $ 13.0 $ 12.5 Goodwill & identifiable intangibles, net of deferred tax liabilities ( DTLs ) (0.2) (0.2) (0.2) (0.2) (0.2) Tangible common equity $ 13.1 $ 13.2 $ 13.0 $ 12.8 $ 12.3 Tax-effected Core OID balance (0.5) (0.5) (0.5) (0.5) (0.6) (assumes 21% tax rate) per share Adjusted Tangible Common Equity [b] $ 12.6 $ 12.7 $ 12.5 $ 12.3 $ 11.8 Core Return on Tangible Common Equity [a] / [b] 13.1% 11.8% 11.1% 11.1% 12.3% Numbers may not foot due to rounding 26

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental GAAP to Core: Adjusted TBVPS Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 Numerator ($ billions) GAAP shareholders' equity $ 15.0 $ 15.5 $ 15.6 $ 15.5 $ 15.1 less: Preferred equity (2.0) (2.0) (2.3) (2.3) (2.3) GAAP common shareholders' equity $ 13.0 $ 13.5 $ 1 3.3 $ 13.2 $ 12.8 Goodwill and identifiable intangibles, net of DTLs (0.2) (0.2) (0.2) (0.2) (0.2) Tangible common equity 12.8 13.3 13.1 13.0 12.6 Tax-effected Core OID balance (0.5) (0.5) (0.5) (0.5) (0.5) (assumes 21% tax rate) [a] Adjusted tangible book value $ 1 2.3 $ 12.8 $ 12.6 $ 12.5 $ 12.1 Denominator [b] Issued shares outstanding (period-end, thousands) 300,538 304,543 307,408 308,493 307,828 Metric GAAP shareholders' equity per share $ 49.8 $ 50.9 $ 5 0.8 $ 50.2 $ 49.1 less: Preferred equity per share (6.6) (6.5) (7.6) (7.5) (7.5) GAAP common shareholders' equity per share $ 43.2 $ 44.4 $ 43.2 $ 42.7 $ 41.6 Goodwill and identifiable intangibles, net of DTLs per share (0.6) (0.6) (0.6) (0.6) (0.6) Tangible common equity per share 42.6 43.8 42.6 42.1 41.0 Tax-effected Core OID balance (1.6) (1.6) (1.7) (1.7) (1.8) (assumes 21% tax rate) per share Adjusted tangible book value per share [a] / [b] $ 41.0 $ 42.1 $ 40.9 $ 4 0.4 $ 39.2 Numbers may not foot due to rounding 27

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental GAAP to Core: Adjusted Efficiency Ratio Adjusted Efficiency Ratio QUARTERLY TREND 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 Numerator ($ millions) GAAP noninterest expense $ 1 ,236 $ 1 ,319 $ 1,235 $ 1 ,250 $ 1,240 Insurance expense (365) (434) (350) (335) (374) Repositioning items - - - (31) - Adjusted noninterest expense for efficiency ratio [a] $ 871 $ 885 $ 885 $ 884 $ 8 66 Denominator ($ millions) Total net revenue $ 2,332 $ 2 ,286 $ 2,102 $ 2 ,123 $ 2,168 Core OID 20 19 18 17 17 Repositioning items - - 0 27 - Insurance revenue (445) (487) (378) (426) (453) Adjusted net revenue for the efficiency ratio [b] $ 1,907 $ 1,818 $ 1,742 $ 1,741 $ 1 ,732 Adjusted Efficiency Ratio [a] / [b] 45.7% 48.7% 50.8% 50.8% 50.0% Numbers may not foot due to rounding 28

#16052B #2B114B #650360 #852EF2 #CBBEFF #DBFF82 #EFEDEC #FCFBFD Midnight Indigo OG Plum Vivid Plum Lavender Highlighter Warm Gray Off White R: 22 R: 52 R: 92 R: 133 R: 203 R: [ ] R: 239 R: 252 B: 5 B: 21 B: 34 B: 46 B: 190 B: [ ] B: 237 B: 251 G: 43 G: 92 G: 93 G: 242 G: 255 G: [ ] G: 236 G: 253 3Q 2026 Preliminary Results Supplemental Non-GAAP Reconciliations QUARTERLY TREND Net Financing Revenue (ex. Core OID) 3Q 26 2Q 26 1Q 26 4Q 25 3Q 25 GAAP Net Financing Revenue $ 1,748 $ 1,684 $ 1,589 $ 1 ,598 $ 1,584 Core OID 20 19 18 17 17 Net Financing Revenue (ex. Core OID) [a] $ 1,768 $ 1,703 $ 1,607 $ 1,615 $ 1 ,601 Adjusted Other Revenue GAAP Other Revenue $ 584 $ 602 $ 5 13 $ 525 $ 584 Accelerated OID & repositioning items - - 0 27 - Change in fair value of equity securities (5) (29) 59 (2) (27) Adjusted Other Revenue [b] $ 579 $ 573 $ 572 $ 550 $ 557 Adjusted Total Net Revenue Adjusted Total Net Revenue [a]+[b] $ 2 ,346 $ 2,276 $ 2,179 $ 2,165 $ 2,157 Adjusted Provision for Credit Losses GAAP Provision for Credit Losses $ 529 $ 430 $ 467 $ 4 87 $ 415 Repositioning - - 7 (1) - Adjusted Provision for Credit Losses $ 529 $ 430 $ 474 $ 486 $ 415 Adjusted Noninterest Expense GAAP Noninterest Expense $ 1,236 $ 1,319 $ 1,235 $ 1,250 $ 1 ,240 Repositioning - - - (31) - Adjusted Noninterest Expense $ 1,236 $ 1,319 $ 1,235 $ 1,219 $ 1,240 Original issue discount amortization expense GAAP original issue discount amortization expense $ 21 $ 20 $ 19 $ 19 $ 19 Other OID (1) (1) (1) (2) (2) Core original issue discount (Core OID) amortization expense $ 20 $ 19 $ 18 $ 17 $ 17 Outstanding original issue discount balance GAAP outstanding original issue discount balance $ (628) $ (649) $ (670) $ (689) $ (708) Other outstanding OID balance 14 16 17 18 20 Core outstanding original issue discount balance (Core OID balance) $ (614) $ (634) $ (653) $ (671) $ (688) Numbers may not foot due to rounding 29